SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report: January 15, 1999
(Date of earliest event reported)


               Nomura Asset Securities Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1998-D6
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     (Exact Name of registrant as specified in its charter)

Delaware                    33-48-48-1-06               13-3672336
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(State or Other Juris-       (Commission               (I.R.S. Employer
diction of Incorporation)     File Number)              Identification Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:         212-667-9300
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               This Document contains exactly 288 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the January 15, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the
Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                     Item 601(a) of
                     Regulation S-K
     Exhibit No.     Exhibit No.     Description



     5.1             99              Monthly distribution report pursuant to
                                     Section 4.02 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     January 15, 1999

     5.2             99              Comparative Financial Status
                                     Report as of 01/11/99

                                     Delinquent Loan Status Report as of
                                     01/11/99

                                     REO Status Report as of 01/11/99

                                     Watch List as of 01/11/99

                                     Historical Loan Modification Report
                                     as of 01/11/99

                                     Historical Loss Estimate Report as of
                                     01/11/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             AMRESCO SERVICES, L.P., IN
                                             ITS CAPACITY AS SERVICER
                                             UNDER THE POOLING AND
                                             SERVICING AGREEMENT ON
                                             BEHALF OF  NOMURA ASSET
                                             SECURITIES CORPORATION, REGISTRANT





                                             By: /s/ Daniel B. Kirby
                                                    Daniel B. Kirby,
                                                    Senior Vice President


                                             By:  /s/ Sean D. Reilly
                                                     Sean D. Reilly
                                                     Vice President


Date: January 18, 1999

                    EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.       Description


 5.1             99                Monthly distribution report pursuant to
                                   Section 4.02 of the Pooling and Servicing
                                   Agreement for the distribution on
                                   January 15, 1999


 5.2             99                Comparative Financial Status
                                   Report as of  01/11/99

                                   Delinquent Loan Status Report as of
                                   01/11/99

                                   REO Status Report as of  01/11/99

                                   Watch List as of  01/11/99

                                   Historical Loan Modification Report
                                   as of  01/11/99

                                   Historical Loss Estimate Report as of
                                   01/11/99